CARILLON SERIES TRUST
Carillon ClariVest Capital Appreciation Fund
Carillon ClariVest International Stock Fund
Carillon Cougar Tactical Allocation Fund
Carillon Eagle Growth & Income Fund
Carillon Eagle Mid Cap Growth Fund
Carillon Eagle Small Cap Growth Fund
Carillon Scout International Fund
Carillon Scout Mid Cap Fund
Carillon Scout Small Cap Fund
Carillon Reams Core Bond Fund
Carillon Reams Core Plus Bond Fund
Carillon Reams Unconstrained Bond Fund

SUPPLEMENT DATED JUNE 11, 2020 TO THE
PROSPECTUS DATED MARCH 1, 2020 AS
PREVIOUSLY AMENDED OR SUPPLEMENTED

1)	In the “Your Investment – Sales Charge Reductions” section of the Prospectus, the following is added immediately after the paragraph on page 88 that begins with “Simple IRA.”

Robert W. Baird & Co. (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund;
•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird;
•
Shares purchased using the proceeds of redemptions from within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement);

•
A shareholder in the Funds Investor C Shares will have their shares converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird; and

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Investor A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder;
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus;
•	Shares bought due to returns of excess contributions from an IRA Account;
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus;

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird; and
•	Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

•	Breakpoints as described in this prospectus;
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird.  Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets; and

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time.

2)
In the “Your Investment – Sales Charge Reductions” section of the Prospectus, the following is added immediately after the paragraphs that appear under the “Morgan Stanley Wealth Management” heading on page 90.

Oppenheimer & Co. Inc. (“OPCO”)

Effective June 15, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

•	Shares purchased by or through a 529 Plan;
•	Shares purchased through a OPCO affiliated investment advisory program;
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement);

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO;

•	Employees and registered representatives of OPCO or its affiliates and their family members; and
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder;
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus;
•	Return of excess contributions from an IRA Account;
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus;

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO; and
•	Shares acquired through a right of reinstatement.

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus; and
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

3)
In the “Your Investment – Sales Charge Reductions” section of the Prospectus, the following is added immediately after the paragraphs that appear under the “Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James” heading on page 91.

Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares

•	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures; and

•	All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE